EXECUTION VERSION SECOND AMENDMENT dated as of September 12, 2017 (this “Amendment”) to the CREDIT AGREEMENT dated as of January 6, 2015, and amended on May 31, 2017 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware, each SUBSIDIARY BORROWER party thereto, the BANKS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, the Banks have agreed to extend credit to the Company and the Subsidiary Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1.01. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement. SECTION 1.02. Initial Amendments to Credit Agreement. Effective on the Initial Effective Date (as defined below), the Credit Agreement is amended as follows: (a) The following new definitions are inserted in their proper alphabetical positions in Section 1.01 of the Credit Agreement: “2016 Term Loan Agreement” shall mean the Credit Agreement dated as of January 5, 2016, as amended from time-to-time, among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. “2017 Term Loan Agreement” shall mean a credit agreement providing for term loans in an initial aggregate principal amount of up to $200,000,000 entered into by the Company in connection with the Neutron Acquisition, as amended from time-to-time. “Neutron” shall mean NGS Holdings, Inc., a Delaware corporation.

“Neutron Acquisition” shall mean the acquisition by the Company, directly or indirectly, pursuant to the terms of the Neutron Acquisition Agreement, of all or substantially all the equity interests of Neutron for “Merger Consideration” (as defined in the Neutron Acquisition Agreement) consisting of cash. “Neutron Acquisition Agreement” shall mean that certain Agreement and Plan of Merger dated as of 6, 2017, among the Company, Neutron Acquisition Corp., NGS Holdings, Inc. and Littlejohn Fund IV, L.P., together with all schedules, exhibits and disclosure letters related thereto. “Neutron Acquisition Closing Date” shall mean the date on which the Neutron Acquisition is consummated. “Neutron Acquisition Transactions” shall mean the Neutron Acquisition, together with the other financing transactions related to the Neutron Acquisition (including the redemption of the Company’s 4.75% Medium Term Notes due 2018 and any redemptions or repayments by the Company of existing Indebtedness of Neutron or any of its subsidiaries made in connection with the Neutron Acquisition) and the payment of fees and expenses incurred in connection with the foregoing. “Second Amendment Initial Effective Date” shall mean the “Initial Effective Date” as defined in the Second Amendment to this Agreement, dated as of September 12, 2017. (b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the phrase “clauses (a) through (d)” in the last sentence thereof and replacing it with the phrase “clauses (a) through (e)”. (c) The definition of “Total Adjusted Debt” in Section 1.01 of the Credit Agreement is amended by adding the following proviso at the end thereof: “; provided that at all times prior to (but not after) the earlier to occur of (i) the Neutron Acquisition Closing Date and (ii) in the event that the Neutron Acquisition Agreement terminates or expires for any reason other than the consummation of the Neutron Acquisition, the date that is 45 days after the date of such termination or expiration, Total Adjusted Debt shall exclude the amount, up to aggregate amount of $825,000,000, of any Indebtedness issued or incurred by the Borrower and/or any of its Subsidiaries to finance the Neutron Acquisition Transactions” (d) The first sentence of Section 8.04 of the Credit Agreement is amended by inserting immediately prior to the word “except” the words “or engage in any Securitization Transaction”.

(e) Clause (k) of Section 8.04 of the Credit Agreement is amended to read as follows: “(k) Securitization Transactions in which fair equivalent value is received for accounts receivable or chattel paper sold thereunder and any Liens deemed to exist in connection therewith; provided, that the sum, without duplication, of (i) the principal amount of all Securitization Transactions permitted by this clause (k), (ii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of this Section 8.04 and (iii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of Section 8.08, does not exceed, at the time of and after giving effect to any transfer of accounts receivable or other assets or rights pursuant to any such Securitization Transaction, 10% of Consolidated Net Tangible Assets of the Company and its Domestic Subsidiaries;” (f) Section 8.04 of the Credit Agreement is amended by deleting the word “and” at the end of clause (m) thereof, relettering clause (n) as clause (o) and inserting the following new clause (n) immediately after clause (m); “(n) Liens securing obligations of the Company and its Subsidiaries under the 2016 Term Loan Agreement or the 2017 Term Loan Agreement; provided, that the obligations of the Company and its Subsidiaries under this Agreement are simultaneously secured on an equal and ratable basis under documentation approved in writing by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned); and” (g) The first sentence of the final paragraph of Section 8.04 of the Credit Agreement is amended and restated to read as follows: “Notwithstanding the foregoing provisions of this Section, the Company and its Domestic Subsidiaries may create, incur, assume or suffer to exist Liens (in addition to those permitted under the preceding clauses (a) through (o)) securing Indebtedness in an aggregate principal amount which, together with the sum, without duplication, of (A) the principal amount of all Securitization Transactions permitted by clause (k) of the foregoing provisions and (B) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of Section 8.08, does not exceed, at the time of and after giving effect to any incurrence of such Liens or Indebtedness or any transfer of accounts receivable or other assets or rights pursuant to any such Securitization Transaction, 10% of Consolidated Net Tangible Assets of the Company and its Domestic Subsidiaries.” (h) The following new Section 8.08 is inserted immediately after Section 8.07 of the Credit Agreement:

“8.08. Indebtedness of Subsidiaries. The Company will not permit any of its Subsidiaries to create, incur, assume or suffer to exist any Indebtedness or any preferred stock or other preferred equity interests other than: (a) Indebtedness in existence on the date hereof and listed on Schedule 8.08 hereto and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension, except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection therewith; (b) Indebtedness of any Subsidiary to the Company or any other Subsidiary; (c) Indebtedness of any Person that becomes a Subsidiary of the Company (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder), or Indebtedness of any Person that is assumed by any Subsidiary in connection with an acquisition of assets by such Subsidiary, in each case, after the date hereof; provided that such Indebtedness is in existence at the time such Person becomes a Subsidiary of the Company (or is so merged or consolidated) or such assets are acquired and is not created in anticipation thereof, and any refinancings, refundings, renewals or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection therewith; (d) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any real and/or tangible personal Property acquired, constructed or improved by such Subsidiary, including Capital Lease Obligations; provided that such Indebtedness is incurred prior to or within one year after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such real and/or tangible personal Property, and any refinancings, refundings, renewals, amendments or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection therewith; (e) (i) Guarantees by Subsidiaries of obligations of the Company and its Subsidiaries under the 2016 Term Loan Agreement or the 2017 Term Loan Agreement; provided, that the obligations of the Company and its Subsidiaries under this Agreement are simultaneously guaranteed by such Subsidiaries under documentation approved in writing by the Administrative Agent and (ii) Guarantees of Indebtedness of any Subsidiary to the extent such Indebtedness is otherwise permitted under this Agreement; (f) Indebtedness of any Subsidiary of the Company as an account party in respect of letters of credit backing obligations that do not constitute Indebtedness (g) Indebtedness of Subsidiaries deemed to exist in connection with Securitization Transactions otherwise permitted pursuant to Section 8.04(k); and (h) Indebtedness arising in connection with customary cash management services and from the honoring by a bank or financial institution of a check, draft or similar instrument drawn against insufficient funds, in each case in the ordinary course of business. Notwithstanding the foregoing provisions of this Section, the Company’s Subsidiaries may create, incur, assume or suffer to exist Indebtedness (in addition to that permitted under the preceding clauses (a) through (h)) in an aggregate principal amount which, together with the sum, without duplication, of (i) the principal amount of all Securitization Transactions permitted by Section 8.04(k) and (ii) the aggregate principal amount of all Indebtedness incurred in reliance on the last sentence of Section 8.04, does not exceed, at the time of and after giving effect to any incurrence of such Indebtedness, 10% of Consolidated Net Tangible Assets of the Company and its Domestic Subsidiaries.” (i) Schedule 8.08 attached to this Amendment is added as a new Schedule 8.08 to the Credit Agreement. SECTION 1.03. Acquisition Amendments to Credit Agreement. Effective on the Acquisition Effective Date (as defined below), the Credit Agreement is amended as follows: (a) The following new definition is inserted in its proper alphabetical position in Section 1.01 of the Credit Agreement: “Leverage Ratio” shall mean, on the last day of any fiscal quarter, the ratio of (a) Total Adjusted Debt on such day to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters then ended. (b) Section 8.07 of the Credit Agreement is amended to read as follows:

“8.07. Financial Covenant. The Company will not permit the Leverage Ratio to exceed (a) as of the last day of the fiscal quarter during which the Neutron Acquisition Closing Date shall occur and each subsequent fiscal quarter ending after the Neutron Acquisition Closing Date and on or prior to September 30, 2018, 4.50 to 1.00, or (b) as of the last day of any other fiscal quarter, 3.50 to 1.00.” SECTION 1.04. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Banks and the Administrative Agent that: (a) this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and complete on and as of the Initial Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date; provided, however, that for purposes of this Section 1.04, the dates in the last sentence of Section 7.02 of the Credit Agreement and in Section 7.03 of the Credit Agreement shall be deemed to be December 31 of the year for which the Company shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to the Initial Effective Date. SECTION 1.05. Effectiveness. (a) The amendments provided for in Section 1.02 of this Amendment shall become effective on the first date on which each of the following conditions is satisfied (the “Initial Effective Date”): (i) this Amendment shall have been executed by the Majority Banks and the Administrative Agent shall have received a counterpart hereof executed by the Company; (ii) the Administrative Agent shall have received a certificate, dated the Initial Effective Date, of a senior officer of the Company to the effect that (i) no Default has occurred and is continuing as of the Initial Effective Date and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement (in each case, as amended hereby and as adjusted by Section 1.04 hereof) are true and complete on and as of the Initial Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date; (iii) the Administrative Agent shall have received a written opinion (which may be an opinion of internal counsel for the Company) addressed to the Administrative Agent and the Banks and dated the Initial Effective Date as to the due authorization and enforceability of this Amendment and the Credit Agreement as amended hereby; (iv) the Company shall have paid all fees payable by it under Section 1.06 hereof; and (v) the Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement or Section 1.07 hereof. (b) The amendments provided for in Section 1.03 of this Amendment shall become effective on the first date on which each of the following conditions is satisfied (the “Acquisition Effective Date”): (i) the Initial Effective Date shall have occurred; and (ii) the Neutron Acquisition Closing Date shall have occurred, and the Administrative Agent shall have received a certificate, dated the Acquisition Effective Date, of a senior officer of the Company to that effect. SECTION 1.06. Fees. The Company agrees to pay to the Administrative Agent, for the account of each Bank party hereto, an amendment fee equal to 0.05% of the aggregate amount of such Bank’s Commitment (whether used or unused) on the Initial Effective Date, which fee will be due and payable on the Initial Effective Date. SECTION 1.07. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP. SECTION 1.08. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby. SECTION 1.09. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 1.10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 1.11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. [Remainder of this page intentionally left blank]

LENDER SIGNATURE PAGE TO PITNEY BOWES INC. SECOND AMENDMENT TO CREDIT AGREEMENT Name of Institution: Mizuho Bank, Ltd. c~ Name: 7.~.~cAj•uk i D ~ %~~ Title: ~t,~,,~ v,'F~ ~.~ ~ ' _ _ O _ ~~ [Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO PITNEY BOWES INC. SECOND AMENDMENT TO CREDIT AGREEMENT Name of Institution: Goldman Sachs Bank USA / DgO84y ge0 Sy Ghr, 1 DN n0hr, Cn GIdrn B v S31 OAet Sg .7 IChr rr U5 Date 207 o3 01 35230-8400 Name: Chris Lam Title: Authorized Signature For any institution requiring a second signature block: By Name: Title: [Signature Page to Second Amendment]

SCHEDULE 8.08 Existing Subsidiary Indebtedness None.